AB Multi-Manager Select 2050 Fund

Portfolio of Investments

April 30, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.3%
Funds and Investment Trusts - 99.3% (a)
AB Discovery Growth Fund, Inc.-Class Z (b)	86,232	$1,023,570
AB Discovery Value Fund-Class Z (b)	66,835	1,324,668
AB Global Bond Fund, Inc.-Class Z (b)	90,543	760,565
AB Global Real Estate Investment Fund II-Class I (b)	65,986	759,505
AB Relative Value Fund-Class Z (b)	424,615	2,352,365
AQR Equity Market Neutral Fund-Class R6	32,852	331,804
AQR International Defensive Style Fund-Class R6	25,333	327,056
AQR Large Cap Defensive Style Fund-Class R6	15,535	337,733
Boston Partners Long/Short Research Fund-Class INS	131,651	2,014,263
DFA Commodity Strategy Portfolio	118,123	655,581
Franklin Growth Fund-Class R6	15,706	1,696,054
iShares Core S&P 500 ETF	33,623	9,950,391
MFS Institutional International Equity Fund	104,536	2,711,664
MFS Value Fund-Class R5	16,360	676,323
T. Rowe Price Emerging Markets Stock Fund-Class I	22,853	996,612
T. Rowe Price International Funds-International Discovery Fund-Class I	15,617	1,006,189
Vanguard FTSE Developed Markets ETF	130,031	5,465,203
Vanguard FTSE Emerging Markets ETF	29,157	1,265,705

Total Investment Companies (cost $32,256,647)		33,655,251

SHORT-TERM INVESTMENTS - 0.7%
Investment Companies - 0.7%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 2.37% (a)(b)(c) (cost $232,436)	232,436	232,436

Total Investments - 100.0% (cost $32,489,083) (d)		33,887,687
Other assets less liabilities - 0.0%		(6,894)

Net Assets - 100.0%		$33,880,793

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)

As of April 30, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,741,206 and gross unrealized depreciation of investments was $(342,602), resulting in net unrealized appreciation of $1,398,604.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2050 Fund

April 30, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$33,655,251	$	– 0	–	$	– 0	–	$33,655,251
Short-Term Investments	232,436		– 0	–		– 0	–	232,436

Total	$33,887,687	$	– 0	–	$	– 0	–	$33,887,687

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2019 is as follows:

								Distributions
Affiliated Issuer	Market Value 7/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 4/30/19 (000)			Dividend Income (000)			Realized Gains (000)
AB All Market Real Return Portfolio	$550	$39	$588	$(39)		$38		$	– 0	–	$	– 0	–	$	– 0	–
AB Discovery Growth Fund, Inc.	768	494	185	(10)		(43)			1,024			126			– 0	–
AB Discovery Value Fund	1,057	523	87	1		(169)			1,325			117			– 0	–
AB Global Bond Fund, Inc.	1,015	1,597	1,874	18		5			761			25			– 0	–
AB Global Real Estate Investment Fund II	547	495	282	(2)		2			760			23			– 0	–
AB Relative Value Fund	1,914	776	135	(2)		(201)			2,352			254			– 0	–
Government Money Market Portfolio	232	10,931	10,931	– 0	–	– 0	–		232			– 0	–		3

Total	$6,083	$14,855	$14,082	$(34)		$(368)			$6,454			$545			$3